Investments in Associates and Joint Ventures - Summary of Investments in Associates and Joint Ventures at an Aggregate Level (Detail) - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Investments In Associates And Joint Ventures [abstract]
Amount of investments in associates	$ 172	$ 160	$ 118
Amount of investments in joint ventures	1,733	1,369	1,156
Total investments	$ 1,905	$ 1,529	$ 1,274	$ 1,130